UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 17, 2005

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on February 23, 2005 by Lowe’s Companies, Inc. (the “Company”) for the sole purpose of including the date of the Company’s conclusion regarding non-reliance on its prior period financial statements.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a) Following disclosures by a number of public companies regarding adjustments to their accounting practices for leases, the Company has reviewed its accounting policies for leases. As a result, on February 17, 2005, the Company, in consultation with its independent registered public accounting firm, Deloitte & Touche LLP, and following discussions with the audit committee of the board of directors, has concluded to restate the Company's prior period financial statements to correct errors resulting from its accounting for leases. In the restatement, the Company has accelerated its depreciation expense for lease assets to generally align the depreciable lives of those assets with the initial lease term. The Company is also revising its calculation of rent expense (and the related deferred rent liability) for its ground leases by including in its straight line rent expense calculations any "rent holiday" period those ground leases allow while a Company store is being constructed on the leased property. These non-cash charges will not have any impact on the Company's historical or future cash flows, sales or comparable store sales. They also will not increase the amount of rent expense or depreciation over the term of the lease. The Company's Audit Committee discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a) with Deloitte & Touche LLP.

These adjustments to certain prior period financial statements are not attributable to any material non-compliance by the Company, as a result of any misconduct, with any financial reporting requirements under securities laws, and the Company believes there will not be any further adjustments as a result of its completed review of its lease-related accounting.

As a result of the Company's determination to restate its consolidated financial statements as discussed above, the unaudited financial statements included in the Company's Forms 10-Q for the first three fiscal quarters of fiscal 2004 and the Company's audited financial statements for the three fiscal years ended January 30, 2004 included in the Company's Annual Report on Form 10-K for fiscal 2003 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: April 20, 2005	By:	/s/ Kenneth W. Black, Jr.
Kenneth W. Black, Jr.
Senior Vice President and Chief Accounting Officer